OPTIMUM FUND TRUST

Optimum Fixed Income Fund (the “Fund”)

Supplement to the current Statutory Prospectus (the “Prospectus”)
and Statement of Additional Information (the “SAI”)

The Board of Trustees (“Trustees” or “Board”) of Optimum Fund Trust (the “Trust”) approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”) to serve as sub-advisors and provide certain sub-advisory services to the Fund from time to time at the discretion of Delaware Management Company (the “Manager”).

In connection therewith, the following replaces the information in the section of the Fund’s Prospectus entitled “Fund summaries — Optimum Fixed Income Fund — What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities (80% policy).  This policy may be changed only upon 60 days’ prior notice to shareholders.  The Fund focuses on securities issued or guaranteed by the US government or its agencies or instrumentalities, corporate debt securities, taxable and tax-exempt municipal securities, and mortgage-backed and asset-backed securities.

The Fund invests primarily in investment grade fixed income securities (that is, those rated BBB- or higher by Standard & Poor’s Financial Services LLC (S&P), Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, those determined by Delaware Management Company (Manager) or a sub-advisor to be of comparable quality).

The Fund may also invest in high yield securities (commonly known as junk bonds) rated lower than BBB- by S&P, lower than Baa3 by Moody’s, or similarly rated by another NRSRO, or, if unrated, determined by the Manager or the sub-advisor to be of comparable quality. The Fund may invest in securities denominated in foreign currencies and US dollar-denominated securities of foreign issuers.  The Fund may also invest in bank loans and other floating-rate securities, preferred stocks, and structured product securities.  In keeping with the Fund’s investment objective, the Fund may also invest in derivatives, including futures and options, and credit default swaps.  The Fund may purchase individual securities of any maturity.

The Manager has selected Pacific Investment Management Company LLC (PIMCO) to serve as the Fund’s sub-advisor.  The sub-advisor is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates  to the sub-advisor.  The Manager also is responsible for the day-to-day investment management of a portion of the Fund’s assets.  The Manager may change the allocation between the Manager and sub-advisor at any time.  The relative values of the Manager’s and sub-advisor’s share of the Fund’s assets also may change over time.  The Manager and the sub-advisor each select investments for their respective portion of the Fund based on their own investment style and strategy as described below.

In managing its portion of the Fund’s assets, the Manager allocates investments principally among the following four sectors of the fixed income securities market: (1) the US investment grade sector; (2) the US high yield sector; (3) the international developed markets sector; and (4) the emerging markets sector.  The Manager determines how much to allocate to each of these sectors based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can

PS-901SUB [--] 5/19	1 of 4	PO22267

be achieved from investments in each of the sectors. In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”).  The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

In selecting securities for its portion of the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques.  The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the US economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international.  Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities.  Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.  There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

In response to market, economic, political, or other conditions, the Manager or the sub-advisor may temporarily use a different investment strategy for defensive purposes.  If the Manager or the sub-advisor does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.  The Fund’s investment objective is nonfundamental and may be changed without shareholder approval.  However, the Fund’s Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund’s shareholders would be given at least 60 days’ notice prior to any such change.

The following information is added into the section of the Fund’s Prospectus entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Fixed Income Fund”:

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is located at Kaerntner Strasse 28, 1010 Vienna, Austria.  MIMAK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM).  MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.  As of December 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.  Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMAK and Manager may also permit MIMAK to execute Fund security trades on behalf of Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

Macquarie Investment Management Global Limited (MIMGL), is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.  As of December 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.  Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMGL and Manager may also permit MIMGL to execute Fund security trades on behalf of Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

PS-901SUB [--] 5/19	2 of 4	PO22267

Macquarie Investment Management Europe Limited, (MIMEL), is located at 28 Ropemaker Street, London, England. MIMEL is an affiliate of the Manager and a part of Macquarie Investment Management (MIM).  MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.  As of December 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.  Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMEL and Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

The following information is added at the end of the section of the Fund’s SAI entitled “Investment Manager and Other Service Providers – Sub-Advisor”:

The Manager has also entered into Sub-Advisory Agreements on behalf of Optimum Fixed Income Fund with Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, and Macquarie Investment Management Europe Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisor”).  Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL).  Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia).  The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 30, 2019.

PS-901SUB [--] 5/19	3 of 4	PO22267

This page intentionally left blank.

PS-901SUB [--] 5/19	4 of 4	PO22267